Exhibit 10.1.s

                       FIRST AMENDMENT TO
                        CREDIT AGREEMENT

     This First Amendment to Credit Agreement ("First Amendment") is made and entered into effective as of October 23, 2001, by and between KLT Telecom Inc. ("Lender") and Digital Teleport, Inc. ("Borrower"). Unless specifically defined herein, capitalized terms and phrases used in this First Amendment shall have the meanings given those terms and phrases in the Credit Agreement (as hereinafter defined).

      WHEREAS,  Lender and Borrower are parties to  that  certain
Credit  Agreement,  dated as of September 25, 2001  (the  "Credit
Agreement"); and

      WHEREAS, Lender and Borrower now desire to amend the Credit
Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     1. AMENDMENT. Schedule 5.08 to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A attached hereto.

     2. CONTINUING EFFECT. Except as amended and modified by this First Amendment, the Credit Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, Lender and Borrower have executed and delivered this First Amendment effective as of the date first above written.

KLT TELECOM INC.                 DIGITAL TELEPORT, INC.

By:  /s/Mark R. Schroeder        By:  /s/ Gary W. Douglass
Name:     Mark R. Schroeder      Name:     Gary W. Douglass
Title:    President              Title:    SVP & CFO